UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 7, 2024
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
o    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.
On June 7, 2024, APLD Holdings 2 LLC (the “Borrower”), a Delaware limited liability company and a subsidiary of Applied Digital Corporation, a Nevada corporation (the “Company”) entered into a promissory note (the “Promissory Note”) with CIM APLD Lender Holdings, LLC, a Delaware limited liability company (the “Lender”). The Promissory Note provides for an initial borrowing of $15 million (the “First Borrowing”), which was drawn on June 7, 2024, and subsequent borrowings of up to $110 million (the “Subsequent Tranches”) will be available subject to the satisfaction of certain conditions, including entry into certain account control agreements and the assignment of certain project contracts to the Borrower or affiliate of the Borrower as requested by the Lender. There may not be more than two borrowings for Subsequent Tranches in any calendar month and there must be at least ten Business Days (as defined in the Promissory Note) between each borrowing for Subsequent Tranches. The final $40 Million of the Subsequent Tranche will be funded when, among other conditions, (a) the Borrower has entered into (i) the Long Form Credit Documentation (as defined in the Promissory Note) and (ii) has entered into a hyperscale lease agreement acceptable to the Lenders with respect to the ELN-02 Project (as defined in the Promissory Note), and (b) the Company has issued certain additional common stock purchase warrants to the Lender. The Promissory Note includes an accordion feature that permits up to an additional $75 million of borrowings subject to the mutual agreement of the Borrower and Lender (the “Accordion”). Principal amounts repaid under the Promissory Note will not be available to be re-borrowed.
The Company has provided a guarantee (the “Parent Guaranty”) in favor of the Lender that includes certain covenants that limit the Company’s ability to grant certain liens or, during events of default, pay dividends, repurchase stock or sell assets, subject to certain specified exceptions in each case. In addition, certain subsidiaries of the Company (the “Grantors”) have entered into a guarantee and collateral agreement in favor of the Lender (the “Guarantee and Collateral Agreement”) in which each Grantor pledged a continuing security interest in substantially all of its respective assets except for Excluded Assets (as defined in the Guarantee and Collateral Agreement). Each of the Grantors will also grant first or second priority mortgages, as applicable, to the Lender over certain properties and request and enter into lender consents with the existing secured parties of such Grantors with respect to this new financing, including relating to subordination and shared collateral.
As partial consideration for the loans under the Promissory Note, the Company will issue to the Lender warrants to purchase up to 9,265,366 shares of common stock of the Company, par value $.001 (the “Common Shares”) (the “Warrants”). The Warrants will be issuable in two tranches for the purchase of up to 6,300,449 Common Shares and 2,964,917 Common Shares, respectively. The first tranche will be issued no later than June 17, 2024 in a registered direct issuance. The second tranche will be issued in connection with the Lender’s funding of the final $110 million available under the Subsequent Tranche (the “Private Placement Warrants”) and will be issued in a private placement pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). In addition, to the extent the Borrower makes drawings under the Accordion, the Company will issue to the Lender an additional warrant to purchase up to 5,559,220 Common Shares.
The Warrants will be exercisable upon issuance and will have a five-year term. The Warrants will have an exercise price of $4.8005 per share, which exercise price may be paid in cash, by net settlement or by a combination of cash and net settlement but must be exercised by net settlement if no registration covering the exercise of the Warrants remains effective. The Warrants contain customary anti-dilution provisions for corporate actions such as stock dividends and stock splits.
The Company will also enter into a registration rights agreement (the “Registration Rights Agreement”) with the Lender, pursuant to which the Company will register the resale of the Common Shares underlying the Private Placement Warrants on Form S-1, to be declared effective by the Securities and Exchange Commission prior to the 90th day after the issuance of the Private Placement Warrants.
The Company also entered into a Consent, Waiver and First Amendment to Prepaid Advance Agreements (the “Consent”) with YA II PN, LTD. (“YA”). In exchange for giving its consent to the transaction with the Lender, the Company agreed to issue an aggregate of 100,000 Common Shares to YA and to conditionally lower the floor price from $3.00 to $2.00 if the daily VWAP is less than $3.00 per Common Share for five out of seven trading days. The Company further agreed to deliver a security agreement whereby its subsidiary, Applied Digital Cloud Corporation, would grant a springing lien on substantially all of its assets subject to customary carve-outs to secure the promissory notes issued in favor of YA. Pursuant to the Consent, YA also consented to future project-level financing at the Ellendale Campus.

In addition, pursuant to the terms of the Consent, certain provisions of the Prepaid Advance Agreement dated as of March 27, 2024 by and between YA and the Company (the “March PAA”) and the Prepaid Advance Agreement dated as of May 24, 2024 by and between YA and the Company (the “May PAA”) were amended as follows: if (i) the Registration Statement on Form S-3 filed by the Company on April 15, 2024 (the “April Registration Statement”) becomes ineffective, (ii) the Registration Statement on Form S-1 filed by the Company on May 31, 2024 (the “May Registration Statement”) is not declared effective by the Securities and Exchange Commission (the “SEC”) by July 8, 2024 (the “Effectiveness Deadline”), or (iii) the May Registration Statement becomes ineffective, then starting on the Effectiveness Deadline and continuing until the earlier of (i) the date on which the Yorkville Promissory Notes are no longer outstanding, and (ii) the date on which (A) if the May Promissory Note is outstanding, the May Registration Statement is effective, and (B) if the March Promissory Note and the April Promissory Note are outstanding, the April Registration Statement is effective, , the Company is obligated to prepay the promissory notes issued in connection with the March PAA and May PAA (on a pro rata basis) in equal weekly installments of either $2.5 million in cash or $5.0 million in Common Shares as determined by YA in its sole discretion. If YA elects to make such prepayments in Common Shares, YA will receive a number of Common Shares equal to (x) $5 million, divided by (y) an amount equal to 95% of the lowest daily VWAP during the five trading day period ending on the trading day immediately before the payment date.
The foregoing descriptions of the terms and conditions of the Promissory Note, Parent Guaranty and the Guarantee and Collateral Agreement, and the Consent are qualified in their entirety by reference to the full text of such documents.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference herein in its entirety.
Item 3.02 Unregistered Sales of Equity Securities
The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Private Placement Warrants and the underlying Common Shares is incorporated by reference herein in its entirety.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Common Shares, nor shall there be an offer, solicitation or sale of the Common Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.
Item 7.01 Regulation FD Disclosure.
On June 7, 2024, the Company issued a press release (the “Press Release”) announcing the entry into the Promissory Note, which Press Release is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.
Item 8.01 Other Events.
The information set forth in “Item 7.01 Regulation FD Disclosure” is incorporated by reference herein in its entirety.
Forward-Looking Statements
This Current Report on Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and the closing of the transaction described herein. These statements use words, and variations of words, such as “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements of Company plans and objectives, including our evolving business model, or estimates or predictions of actions by suppliers, (ii) statements of future economic performance and (iii) statements of assumptions underlying other statements and statements about the Company or its business. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include: decline in demand for our products and services; the volatility of the crypto asset industry; the inability to comply with developments and changes in regulation; cash flow and access to capital; and maintenance of third party relationships. Information in this release is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	June 7, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer